EXHIBIT 3

        SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS ON TRANSFER

NUMBER                                                                   SHARES

                                      PPHP

                  Pennsylvania Physician Healthcare Plan, Inc.
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                                  COMMON STOCK
                                                                           CUSIP

THIS CERTIFIES THAT:




is owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                     $.01 PER SHARE OF THE COMMON STOCK OF

------------------Pennsylvania Physician Healthcare Plan, Inc.------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        COUNTERSIGNED:
                                                                STOCKTRANS, INC.
DATED:                                  7 EAST LANCASTER AVE., ARDMORE, PA 19003
                                                                  TRANSFER AGENT

                                      PPHP
                                      SEAL


                                                  By:
                                                            AUTHORIZED SIGNATURE


 SECRETARY                            PRESIDENT

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                                  COMMON STOCK

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF EACH CLASS AND SERIES OF SHARES OF THE CORPORATION.

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         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE VOLUNTARILY
TRANSFERRED FOR VALUE EXCEPT TO A TRANSFEREE WHO, AFTER THE TRANSFER, WILL BE ENTITLED TO VOTE A SHARE. FOR THIS PURPOSE, "VOLUNTARILY TRANSFER FOR VALUE" DOES NOT INCLUDE GIFTS, TRANSFERS BY OPERATION OF LAW, OR ANY OTHER INVOLUNTARY TRANSFER OR INVOLUNTARY DISPOSITION.

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         THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST
CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ........Custodian.........
  TEN ENT - as tenants by the entireties                                     (Cust)          (Minor)
  JT TEN  - as joint tenants with right of                                under Uniform Gifts to Minors
            survivorship and not as tenants
            in common                                                             Act..........
                                                                                      (State)


     Additional abbreviations may also be used though not in the above list.


     For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
-----------------------------------------------------------------------
of the stock represented by the within Certificate, and do hereby irrevocably
constitute and appoint                                                  Attorney
                      -------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------
                                   ---------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


                                        5